EXHIBIT 10.1
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                                                 600 Lexington Avenue, 6th Floor
                                                 New York, NY 10022
                                                 Phone:  (212)759-4433
ALVAREZ & MARSAL LOGO                            Fax:    (212)759-5532
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April 16, 2007



Mr. Thomas F. Helms, Jr
Executive Chairman of the Board
North Atlantic Trading Company, Inc.
777 Post Road
Darien, CT 06820

Dear Tom:

Reference is made to the amended and restated engagement letter dated April 11, 2005 as amended by the letter agreement dated June 21, 2006 and effective as of May 11, 2006 (the "Engagement Letter") between Alvarez & Marsal, LLC ("A&M") and North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc (NAHC) (collectively with its subsidiary North Atlantic Trading Company, Inc. ("NATC"), the "Company"). Upon execution hereof by each of the parties below, this letter will supplement and amend the Engagement Letter and constitute an agreement between the Company and A&M.

      1. All references to the "CEO" in the Engagement Letter are hereby amended and replaced with "Advisor".

      2. Sections 1(a)(vi), 1(a)(vii) and 1(a)(viii) are hereby deleted in their entirety and replaced with the following:

            vi. make available Douglas P. Rosefsky (the "Advisor") to serve as advisor to the Company;
            vii. assist in the transition of the Company, its management and operations to the new CEO;
            viii. make available Jon Tibus (the "Additional Officer") to serve as advisor and if requested as Vice President Finance of the Company;

      3. Section 1(b) is hereby deleted in its entirety and replaced with the following:

      "b. Reporting and Other Duties

            i. The Advisor shall report to the Chief Executive Officer of NAHC and the Additional Officer shall report to the Chief Financial Officer of NAHC and to the Advisor;

            ii. The Advisor and the Additional Officer shall perform such other services as requested in writing by the CEO of NAHC and as agreed to by A&M."


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      4.    The following (f) will be added at the end of Section 2:

            f. Notwithstanding the foregoing section 2(a), the monthly fee terms provided in 2(a) shall terminate on May 15, 2007. Other than as described in Section 2(g) below, commencing May 16, 2007, A&M will be paid at hourly rates provided in section 2(b). For the 2007 year, such hourly rates for Mr. Rosefsky and Mr. Tibus shall be and are $550 and $450 respectively.

            g. Compensation for the services of the Additional Officer shall be fixed at a monthly rate of $80,000 for up to a three month period, terminating August 15, 2007 or terminable prior to August 15, 2007 by NATC on thirty (30) days written notice.

      5. The first sentence of Exhibit A to the Engagement Letter is hereby deleted in its entirety and replaced with the following:

                  "A&M shall receive a fee based on the improvement in the Company's financial performance, to be paid no later than May 15, 2007."

The Engagement Letter, including the Indemnification Agreement, as supplemented and amended hereby, is hereby ratified and approved. Except as herein provided, the Engagement Letter and the Indemnification Agreement remain unchanged.



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If the foregoing is acceptable to you, kindly sign the enclosed copy to acknowledge your agreement with its terms.

                                          Very truly yours,

                                          Alvarez & Marsal, LLC


                                          By:   /s/ Douglas P. Rosefsky
                                              --------------------------
                                              Douglas P. Rosefsky
                                              Managing Director









Accepted and Agreed:                    Accepted and Agreed:
--------------------                    --------------------


North Atlantic Trading Company, Inc.        Fred Stoker & Sons, Inc.
                                            International Flavors and
                                             Technology, Inc.
By:   /s/ Thomas F. Helms, Jr.              North Atlantic Cigarette Company,
      ---------------------------            Inc.
      Thomas F. Helms, Jr.                  North Atlantic Operating Company,
      Chairman of the Board                  Inc.
                                            National Tobacco Finance Corporation
North Atlantic Holding Company, Inc.        RBJ Sales, Inc.
                                            Select Tobacco Brands, Inc.
By:   /s/ Thomas F. Helms, Jr.              Stoker, Inc.
      ---------------------------
      Thomas F. Helms, Jr.                  By:   /s/ Thomas F. Helms, Jr.
      Chairman of the Board                       ---------------------------
                                                  Thomas F. Helms, Jr.
                                                  Chairman of the Board

                                            National Tobacco Company, L.P.
                                                  By: National Tobacco Finance
                                                  Corporation, as its general
                                                  partner

                                            By:   /s/ Thomas F. Helms, Jr.
                                                  ---------------------------
                                                  Thomas F. Helms, Jr.
                                                  Chairman of the Board





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